SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 28, 2003


                                  I-many, Inc.
               (Exact Name of Registrant as Specified in Charter)



        Delaware                    000-30883               01-0524931
(State or Other Jurisdiction       (Commission            (IRS Employer
    of Incorporation)              File Number)        Identification No.)


399 Thornall Street, 12th Floor Edison, NJ                   08837
 (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (207) 774-3244


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 12.    Disclosure of Results of Operations and Financial Condition


On October 28, 2003, I-many, Inc. announced its financial results for the quarter ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           I-MANY, INC.

Date:  October 28, 2003                    By: /s/ Robert G. Schwartz, Jr.
                                               ---------------------------------
                                               Robert G. Schwartz, Jr.
                                               VP, General Counsel and Secretary



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                                  EXHIBIT INDEX

    Exhibit No.      Description
    -----------      -----------

     99.1            Press Release, dated October 28, 2003.